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                                                                  Exhibit 10.10

                                AMENDMENT NO. 3

                                     TO THE

                    TRADEMARK/SERVICE MARK LICENSE AGREEMENT

         THIS AMENDMENT, dated as of July 1, 1995 (the "Amendment"), to the TRADEMARK/SERVICE MARK LICENSE AGREEMENT, dated as of October 1, 1992, as amended, December 21, 1993 and May 6, 1994 (the "License Agreement"), by and between BB Technologies, Inc., a Delaware corporation ("BB Tech"), and Black Box Corporation of Pennsylvania (formerly Black Box Corporation), a Delaware corporation ("BBC"),

                                  WITNESSETH:

         WHEREAS, BB Tech and BBC are parties to the License Agreement; and

         WHEREAS, BBC and BB Tech desire to amend certain terms of the License Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and other good and valuable consideration receipt of which is hereby acknowledged by BBC, BB Tech and BBC intending to be legally bound hereby, agree as follows :

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the License Agreement are used herein as therein defined.

2. AMENDMENT OF SUBSECTION 6.1. Subsection 6.1 of the License Agreement is hereby amended and restated by deleting such subsection in its entirety and substituting therefor the following:

                  6.1 As consideration for the rights granted hereunder, BBC shall pay to BB Tech royalties equal to (i) 5% of BBC's gross selling price for the sale of the Products under the Marks and (ii) an amount equal to 5% of the gross selling price for the sale of any devices or equipment not originally purchased from BBC but sold under the Marks by or on behalf of any of BBC's authorized distributors, subsidiaries, or joint venture companies under sublicense from either BB Tech or BBC. For purposes of this Agreement, "gross selling price" shall mean the gross sales price for Products or devices or equipment less any reasonable (i) returns for which credit is given and
                           (ii) government sales taxes or value added taxes (but not income taxes).

3. AMENDMENT OF SUBSECTION 6.2. Subsection 6.2 of the License Agreement is hereby amended and restated by deleting such subsection in its entirety and substituting therefor the following:

                  6.2 Royalties shall not be required to be paid by BBC in any transfer of Products under the Marks by BBC for give-away or promotional purposes.

4. CONFIGURATION. Except as set forth herein, the License Agreement is in all respects confirmed and preserved.

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5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

6. EFFECTIVENESS. The provisions of this Amendment shall take effect as of the date first set forth above (subject to receipt of all consents to this Amendment required by law or by any agreement to which BBC or BB Tech is a party).

7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date and year first above written.

                                     BB TECHNOLOGIES, INC.

                                     By: /s/ KENNETH KUBACKI
                                        ---------------------------
                                        Kenneth Kubacki, President

                                     BLACK BOX CORPORATION OF PENNSYLVANIA

                                     By: /s/ JEFFREY M. BOETTICHER
                                        ---------------------------
                                        Jeffery M. Boetticher
                                        President & Chief Executive Officer


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